Alliance
Health Care Fund

Semi-Annual Report
December 31, 2002

AllianceCapital [LOGO](R)
The Investment Professional's Choice


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Investment Products Offered
==========================
  Are Not FDIC Insured
  May Lose Value
  Are Not Bank Guaranteed
==========================

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


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LETTER TO SHAREHOLDERS
February 15, 2003

Dear Shareholder:
This report contains investment results for Alliance Health Care Fund (the "Fund") for the semi-annual reporting period ended December 31, 2002, as well as a discussion of the Fund's investment strategy and outlook.

Investment Objectives and Policies
This open-end fund seeks capital appreciation and, secondarily, current income. The Fund invests substantially all of its assets in securities issued by companies principally engaged in health care and health care-related industries. The Fund seeks to benefit from capital appreciation opportunities in emerging technologies and services in health care industries by investing in companies which are expected to profit from the development of new products and services for these industries. The Fund invests primarily in the equity securities of U.S. companies and may invest up to 40% of its total assets in foreign securities.

Investment Results
The following table indicates the Fund's performance compared to its benchmarks, the Standard & Poor's (S&P) 500 Stock Index, the S&P Healthcare Sector Composite and the Morgan Stanley Capital International (MSCI) World Health Care Index for the six- and 12-month periods ended December 31, 2002. We have also included performance of the Lipper Health/Biotechnology Funds Average, which reflects the average performance of a group of funds with similar investment objectives to the Fund.




   INVESTMENT RESULTS*
   Periods Ended December 31, 2002

                                 ===========================
                                         Total Returns
                                 ===========================

                                 6 Months         12 Months
------------------------------------------------------------
   Alliance Health
   Care Fund
     Class A                     -7.00%            -17.24%
------------------------------------------------------------
     Class B                     -7.35%            -17.82%
------------------------------------------------------------
     Class C                     -7.35%            -17.89%
------------------------------------------------------------
   S&P 500
   Stock Index                  -10.30%            -22.09%
------------------------------------------------------------
   S&P
   Healthcare
   Sector
   Composite                     -2.53%            -18.82%
------------------------------------------------------------
   MSCI World
   Health Care
   Index                         -6.10%            -17.98%
------------------------------------------------------------
   Lipper Health/
   Biotechnology
   Funds Average                  -6.40%           -29.70%
------------------------------------------------------------

   *The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

    The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common


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                                                   Alliance Health Care Fund o 1


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   measure of the performance of the overall U.S. stock market. The unmanaged
   S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. The MSCI World Health Care Index is a capitalization-weighted index that monitors the performance of health care stocks from around the world. The Lipper Health/ Biotechnology Funds Average reflects the performance of 200 and 185 funds for the six- and 12-month periods ended December 31, 2002. The Lipper Health/Biotechnology Funds Average has generally similar investment objectives to the Fund, although the investment policies for its various funds may vary. An investor cannot invest directly in an index or average, and its results are not indicative of the performance of any specific investment, including Alliance Health Care Fund.

     Additional investment results appear on pages 6-9.

The Fund outperformed the S&P 500 Stock Index for the six month period ended December 31, 2002, but underperformed the S&P Healthcare Sector Composite, the MSCI World Health Care Index and the Lipper Health/Biotechnology Funds Average. The underperformance versus the the S&P Healthcare Sector Composite and the MSCI World Health Care Index was due to the Fund's overweight position in medical services stocks, particularly hospital management and managed care stocks. The Fund's emphasis on this sector, however, was the primary reason for the Fund's outperformance versus all the indices and the Lipper Average for the year ended December 31, 2002. In fact, the Fund's performance was among the top 3% of all 185 funds in the Lipper Health/Biotechnology Funds Average for the full year.

Investment Stragegy
The best performing sector in health care over the past two years, the medical services sector, weakened considerably in the five-week period ended November 30, 2002. This weakness was apparently due to sector rotation out of groups that outperformed during the bear market into economically sensitive stocks that would benefit from stronger economic growth. Also, the implosion of Tenet Healthcare Corp., a major U.S. based hospital management company, negatively affected most medical service stocks, although there was no or little fundamental connection. Managed care insurance stocks weakened because of investor caution regarding expected pricing and medical cost trends in 2003 and beyond.

Tenet Healthcare Corp. stock fell approximately 40% in the last week of October, and fell an additional 40% in the first week of November as two unrelated issues smashed investor confidence in management and reduced the


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2 o Alliance Health Care Fund


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company's willingness to use large gross price (list price) increases in its hospitals in the future. Due to Medicare's formula for providing hospitals reimbursement for expensive, high acuity patients, Tenet Healthcare Corp. has been collecting large payments for Medicare "outlier" cases. This has been exaggerated by Tenet's sharp gross charge increases and an intricacy in the Medicare formula for outliers, which pays hospitals larger payments if the hospital cost to charge ratio falls below the national average in some states.

It is apparent that Medicare will change its formula to disallow these outsized payments in the future. Therefore, future earnings growth will be affected by lower outlier payments as well as more moderate gross price increases by Tenet in the future, in response to the publicity.

As a result of these issues, we reduced the size of the Fund's Tenet holdings in early November, and we eliminated the position shortly thereafter. Other hospital stocks, as well as medical services stocks, fell in sympathy to the Tenet news, although the Tenet situation had no fundamental impact on these other companies.

Despite recent controversy over managed care stocks, we continue to remain positive on the potential for the sector. We believe that questions regarding the ability of pricing in 2003 to match increases in 2002 are unwarranted. We also think pricing will be up at least as strong in 2003 as in 2002. Additionally, medical cost trends are expected to be at the same rate as in 2002, or lower. We are very positive on margins and suggest that earnings will continue to beat expectations.

The Food and Drug Administration (FDA) approved only 11 drugs in 2002, which we believe have $500 million or more sales potential at maturity. We believe 18 such drugs should be approved in 2003. Also, the negative impact of patent expirations should be only one-half the impact in 2003, as compared to 2002. Zetia, the cholesterol lowering agent, which will be marketed by a joint venture owned by Merck & Co., Inc. and Schering-Plough Corp. (both are held in the Fund), was approved by the FDA in the U.S. just 10 months after the filing for approval. We believe that this product has multi-billion dollar sales potential considering use with statin drugs and future marketing as a combination pill with Merck's Zocor.

A new position in the Fund was established in Boston Scientific, which won a legal decision that should permit the company to achieve a strong second place position in the emerging market for drug eluting stents, after Johnson & Johnson, which is another holding in the Fund. The Fund's med-


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                                                   Alliance Health Care Fund o 3


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ical product company holdings are riding a wave of new product rollouts, which should sustain excellent earnings growth.

The FDA gave approval for the manufacturing of Enbrel, a drug owned by Amgen, Inc. and marketed by Wyeth. This new facility will double the capacity of Enbrel, a rheumatoid arthritis drug, which had been supply constrained. MedImmune, Inc. won backing from the FDA panel on its nasal spray flu vaccine, FluMist, for the six to 49 age group. This drug is also co-marketed by Wyeth. The FDA typically follows the advice of its panels, making it likely that the inhaled product will be available for next year's flu season. Eli Lilly & Co. received two approvals in December: the first was for Strattera, its drug for attention deficit disorder; the second was for Forteo, its injectable treatment for osteoporosis.

Inspra, developed by Pharmacia Corp., showed good clinical results in congestive heart failure. The drug is already approved for high blood pressure. The product should be launched sometime in the first quarter of 2003.

Outlook
Drug stocks should recover from a relatively poor fiscal 2002 as pressures from patent expirations will be less severe in fiscal 2003 than in fiscal 2002, and the FDA has increased its rate of new product approvals in recent months. The new FDA Commissioner has announced the intention of speeding up the pace of new drug approvals (brand name and generic).

We also anticipate better stock performance in the biotechnology sector in fiscal 2003 than in 2002, because of recent optimism regarding the rate of new drug approvals by the FDA and deflated valuations relative to recent years.

We expect medical service companies in the Fund's portfolio to continue to meet or exceed consensus expectations, as fundamentals remain robust. Valuations of many of the stocks, particularly managed care stocks, look very attractive given recent stock price weakness and raised earnings forecasts.

Although minefields exist in health care as well as other industries, there are probably more strong growers in health care to offset them than in any other industry.

Barring a sharp recovery in economic growth and corporate earnings, in general, we continue to expect superior health care stock performance to the general market.


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4 o Alliance Health Care Fund


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Thank you for your interest and investment in Alliance Health Care Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,



/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President


[PHOTO]  John D. Carifa



[PHOTO]  Norman M. Fidel


Norman M. Fidel, Portfolio Manager, has over 32 years of investment experience.

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                                                   Alliance Health Care Fund o 5


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PERFORMANCE UPDATE


ALLIANCE HEALTH CARE FUND
GROWTH OF A $10,000 INVESTMENT
8/31/99* TO 12/31/02


S&P Healthcare Sector Composite: $9,174
MSCI World Health Care Index: $8,703
Alliance Health Care Fund Class A: $8,899
S&P 500 Stock Index: $6,972

 Alliance Health        S&P 500          S&P Healthcare    MSCI World Health
Care Fund Class A     Stock Index       Sector Composite      Care Index
--------------------------------------------------------------------------------
      $ 9,576          $10,000              $10,000           $10,000
      $ 9,923          $11,172              $ 9,365           $ 9,658
      $13,043          $10,155              $12,835           $12,230
      $10,753          $ 8,949              $11,301           $10,611
      $ 8,899          $ 6,972              $ 9,174           $ 8,703

This chart illustrates the total value of an assumed $10,000 investment in Alliance Health Care Fund Class A shares (from 8/31/99* to 12/31/02) as compared to the performance of appropriate indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services.

The MSCI World Health Care Index is a capitalization-weighted index that monitors the performance of health care stocks from around the world.

When comparing Alliance Health Care Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Health Care Fund.

* Closest month-end after Fund's Class A share inception date of 8/27/99.


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6 o Alliance Health Care Fund


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PERFORMANCE UPDATE


ALLIANCE HEALTH CARE FUND
HISTORY OF RETURNS
YEARLY PERIOD ENDED 12/31


              Alliance Health Care Fund--Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                                        Alliance Health   S&P Healthcare
                                           Care Fund     Sector Composite
--------------------------------------------------------------------------------
      12/31/99*                               2.90%           5.73%
      12/31/00                               31.44%          35.95%
      12/31/01                              -17.56%         -12.21%
      12/31/02                              -17.24%         -18.82%


Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. The index's return for the periods ended 12/31/99, 12/31/00 and 12/31/01 are calculated using the S&P Healthcare Sector Composite. The index's return for the period ended 12/31/02 is calculated using the S&P 500 Healthcare GICS Sector Composite. Going forward, this will be the primary index used to calculate returns. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Health Care Fund.

* The Fund's return for the period ended 12/31/99 is from the Fund's inception date of 8/27/99 through 12/31/99. The benchmark's return for the period ended 12/31/99 is from 8/31/99 through 12/31/99.


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                                                   Alliance Health Care Fund o 7


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PORTFOLIO SUMMARY
December 31, 2002 (unaudited)

INCEPTION DATES
Class A Shares
8/27/99
Class B Shares
8/27/99
Class C Shares
8/27/99


PORTFOLIO STATISTICS
Net Assets ($mil): $225.3
Average Market Capitalization ($mil): $32,180


COUNTRY BREAKDOWN
    81.9% United States
     6.0% Switzerland
     5.0% United Kingdom
     4.8% France
     2.3% Japan


INDUSTRY BREAKDOWN
    45.1% Drugs
    23.4% Medical Services
    18.9% Medical Products
    12.6% Biotechnology


All data as of December 31, 2002. The Fund's country and industry breakdowns are expressed as a percentage of total investments and may vary over time.

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8 o Alliance Health Care Fund


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INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -17.24%                   -20.74%
           Since Inception*        -2.37%                    -3.62%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -17.82%                   -21.10%
           Since Inception*        -3.07%                    -3.36%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -17.89%                   -18.71%
           Since Inception*        -3.07%                    -3.07%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the health care and health sciences industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Fund's investments in small- to mid-capitalization companies have capitalization risks and may be more volatile than investments in larger companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception Date: 8/27/99 for all share classes.





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                                                   Alliance Health Care Fund o 9


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INDUSTRY DIVERSIFICATION
December 31, 2002 (unaudited)

                                                                Percent of
                                         U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Biotechnology                           $  28,521,223                12.7%
--------------------------------------------------------------------------------
Drugs                                     101,837,429                45.2
--------------------------------------------------------------------------------
Medical Products                           42,540,276                18.9
--------------------------------------------------------------------------------
Medical Services                           52,849,040                23.4
--------------------------------------------------------------------------------
Total Investments                         225,747,968               100.2
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities     (484,809)               (0.2)
--------------------------------------------------------------------------------
Net Assets                              $ 225,263,159               100.0%
--------------------------------------------------------------------------------


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10 o Alliance Health Care Fund


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TEN LARGEST HOLDINGS
December 31, 2002 (unaudited)

                                                             Percent of
Company                                   U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Pfizer, Inc.--A research based, global
  pharmaceutical company that discovers,
  develops, manufactures and markets
  medicines for humans and animals.
  The company's products include
  prescription pharmaceuticals,
  non-prescription self-medications
  and animal health products
  such as anti-infective
  medicines  and vaccines.                $  18,347,350            8.1%
--------------------------------------------------------------------------------
Forest Laboratories, Inc.--Develops,
  manufactures and sells both branded and
  generic forms of ethical products which
  require a physician's prescription. The
  company also manufactures non-prescription
  pharmaceutical products sold over-the-
  counter, which are used for the treatment
  of a wide range of illnesses.
  The company's products are marketed
  primarily in the United States.            16,559,892            7.3
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--The company
  produces prescription and generic
  pharmaceuticals primarily for
  cardiovascular, central nervous system
  and internal medicine disorders and
  oncology.                                  10,847,977            4.8
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc.--A
  managed care company that serves the
  health care needs of medical and
  specialty members through Blue Cross
  of California, Blue Cross and Blue Shield
  of Georgia, Blue Cross and Blue Shield
  of Missouri and UNICARE. The company
  offers products such as health
  maintenenance organization, preferred
  provider organization, point of service,
  hybrid and specialty managed care
  products.                                  10,794,972            4.8
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.--Owns and
  manages organized health systems in the
  United States and internationally. The
  company provides employers products
  and resources to plan and administer
  employee benefit programs. The
  company also serves the health care
  needs of older Americans, provides
  specialized care services and provides
  health care information and research to
  providers.                                 10,537,700            4.7


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                                                  Alliance Health Care Fund o 11


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                                                             Percent of
Company                                    U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Stryker Corp.--Develops, manufactures and
  markets specialty surgical and medical
  products. The company's products include
  orthopedic implants, powered surgical
  instruments, endoscopic systems, patient
  care and handling equipment for the
  global market. The company also provides
  outpatient physical therapy services in
  the United States.                      $  10,269,360           4.6%
--------------------------------------------------------------------------------
Medtronic, Inc.--Provides device-based
  therapies that restore health, extend life
  and alleviate pain. The company's
  principal products include those for
  bradycardia pacing, tachyarrhythmia
  management, atrial fibrillation management,
  heart failure management, heart valve
  replacement, malignant and non-malignant
  pain and movement disorders. Medtronic's
  products are sold worldwide.               10,095,840           4.5
--------------------------------------------------------------------------------
Johnson & Johnson--Manufactures health
  care products and provides related
  services for the consumer, pharmaceutical,
  and medical devices and diagnostics
  markets. The company sells products
  such as skin and hair care products,
  acetaminophen products, pharmaceuticals,
  diagnostic equipment and surgical
  equipment in countries located around
  the world.                                  9,968,576           4.4
--------------------------------------------------------------------------------
Health Management Associates, Inc.,--
  Operates general acute care hospitals in
  rural communities located primarily in the
  southeastern and southwestern United
  States. The company's facilities offer a
  wide range of medical and surgical
  services.                                   9,213,130           4.1
--------------------------------------------------------------------------------
Cardinal Health, Inc.--Provides
  complementary products and services
  to healthcare providers and manufactures.
  The company's services include
  pharmaceutical distribution, health-care
  product manufacturing, distribution and
  consulting services, drug delivery systems
  development, pharmaceutical packaging,
  automated dispensing systems
  manufacturing and retail pharmacy
  franchising.                                8,949,528           4.0
--------------------------------------------------------------------------------
                                          $ 115,584,325          51.3%


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12 o Alliance Health Care Fund




PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-100.2%
France-4.8%
Sanofi-Synthelabo, SA.......................     177,600   $    10,847,977
                                                           ---------------
Japan-2.3%
Takeda Chemical Industries, Ltd. ...........     124,000         5,179,284
                                                           ---------------
Switzerland-6.0%
Novartis AG.................................     152,000         5,543,956
   ADR......................................      89,000         3,268,970
Serono, SA (ADR)............................     347,064         4,706,188
                                                           ---------------
                                                                13,519,114
                                                           ---------------
United Kingdom-5.0%
AstraZeneca Plc. (ADR)......................     168,700         5,919,683
GlaxoSmithKline Plc. (ADR)..................     140,793         5,274,106
                                                           ---------------
                                                                11,193,789
                                                           ---------------
United States-82.1%
Abbott Laboratories.........................     159,000         6,360,000
Amgen, Inc. (a).............................     147,100         7,110,814
Anthem, Inc. (a)............................     113,400         7,132,860
Applera Corp.-Applied Biosystems Group......     154,600         2,711,684
Boston Scientific Corp. (a).................     137,500         5,846,500
Cardinal Health, Inc. ......................     151,200         8,949,528
Eli Lilly & Co. ............................      53,100         3,371,850
Forest Laboratories, Inc. (a)...............     168,600        16,559,892
Genentech, Inc. (a).........................     171,400         5,683,624
HCA, Inc. ..................................     149,900         6,220,850
Health Management Associates, Inc., Series A     514,700         9,213,130
Human Genome Sciences, Inc. (a).............     157,600         1,388,456
Johnson & Johnson...........................     185,600         9,968,576
MedImmune, Inc. (a).........................     175,750         4,775,127
Medtronic, Inc. ............................     221,400        10,095,840
Merck & Co., Inc. ..........................     126,000         7,132,860
Pfizer, Inc. ...............................     600,175        18,347,350
Pharmacia Corp. ............................     180,534         7,546,321
Schering-Plough Corp. ......................     219,100         4,864,020
Stryker Corp. ..............................     153,000        10,269,360
UnitedHealth Group, Inc. ...................     126,200        10,537,700
Waters Corp. (a)............................      98,500         2,145,330
WellPoint Health Networks, Inc. (a).........     151,700        10,794,972
Wyeth  .....................................     213,400         7,981,160
                                                           ---------------
                                                               185,007,804
                                                           ---------------


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                                                  Alliance Health Care Fund o 13

                                                             U.S. $ Value
--------------------------------------------------------------------------------
Total Investments-100.2%
   (cost $236,755,937)......................               $   225,747,968
Other assets less liabilities-(0.2%)........                      (484,809)
                                                           ---------------

Net Assets-100%.............................               $   225,263,159


(a) Non-income producing security.
    Glossary: ADR-American Depositary Receipt
    See notes to financial statements.


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14 o Alliance Health Care Fund


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STATEMENT OF ASSETS & LIABILITIES
December 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $236,755,937)       $225,747,968
Cash ................................................              433,789
Receivable for capital stock sold....................              520,733
Dividends receivable.................................              197,519
                                                              ------------
Total assets.........................................          226,900,009
Liabilities
Payable for capital stock redeemed...................              925,108
Advisory fee payable.................................              184,557
Distribution fee payable.............................              156,362
Accrued expenses.....................................              370,823
                                                              ------------
Total liabilities....................................            1,636,850
                                                              ------------
Net Assets...........................................         $225,263,159
                                                              ============
Composition of Net Assets
Capital stock, at par................................         $     25,000
Additional paid-in capital...........................          282,598,096
Accumulated net investment loss......................           (2,208,219)
Accumulated net realized loss on investment
  and foreign currency transactions..................          (44,154,273)
Net unrealized depreciation of investments
  and foreign currency denominated assets
  and liabilities....................................          (10,997,445)
                                                              $225,263,159
                                                              ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($53,340,591/5,817,301 shares of capital stock
  issued and outstanding)..............................              $9.17
Sales charge--4.25% of public offering price...........                .41
                                                                     -----
Maximum offering price.................................              $9.58
                                                                     =====
Class B Shares
Net asset value and offering price per share
  ($132,158,094/14,773,496 shares of capital stock
  issued and outstanding)..............................              $8.95
                                                                     =====
Class C Shares
Net asset value and offering price per share
  ($32,752,768/3,658,885 shares of capital stock
  issued and outstanding)..............................              $8.95
                                                                     =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($7,011,706/750,648 shares of capital stock
  issued and outstanding)..............................              $9.34
                                                                     =====


See notes to financial statements.


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                                                  Alliance Health Care Fund o 15


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STATEMENT OF OPERATIONS
Six Months Ended December 31, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $23,823)........................... $       934,429
Interest................................           8,565   $       942,994
                                         ---------------
Expenses
Advisory fee............................       1,157,423
Distribution fee--Class A...............          85,500
Distribution fee--Class B...............         719,392
Distribution fee--Class C...............         178,956
Transfer agency.........................         678,558
Custodian...............................          73,368
Printing................................          70,834
Administrative..........................          68,000
Audit and legal.........................          47,671
Registration............................          29,712
Directors' fees.........................           9,469
Miscellaneous...........................           6,378
                                         ---------------
Total expenses..........................                         3,125,261
                                                           ---------------
Net investment loss.....................                        (2,182,267)
                                                           ---------------
Realized and Unrealized Loss
on Investment and Foreign Currency
Transactions
Net realized loss on:
  Investment transactions...............                       (12,904,161)
  Foreign currency transactions.........                           (16,581)
Net change in unrealized appreciation/depreciation of:
   Investments..........................                        (5,132,443)
   Foreign currency denominated
   assets and liabilities...............                              (107)
                                                           ---------------
Net loss on investment and foreign
  currency transactions.................                       (18,053,292)
                                                           ---------------
Net Decrease in Net Assets from
Operations..............................                   $   (20,235,559)
                                                           ===============


See notes to financial statements.


--------------------------------------------------------------------------------
16 o Alliance Health Care Fund

STATEMENT OF CHANGES
IN NET ASSETS



                                         Six Months Ended    Year Ended
                                         December 31, 2002    June 30,
                                            (unaudited)         2002
                                         -----------------   -----------
Decrease in Net Assets
from Operations
Net investment loss..................... $    (2,182,267)  $   (5,412,874)
Net realized loss on investment and
  foreign currency transactions.........     (12,920,742)     (20,549,192)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities....      (5,132,550)     (15,450,582)
                                         ---------------   ---------------
Net decrease in net assets from
  operations............................     (20,235,559)     (41,412,648)
Capital Stock Transactions
Net decrease............................     (30,626,544)     (27,832,035)
                                         ---------------   ---------------
Total decrease..........................     (50,862,103)     (69,244,683)
Net Assets
Beginning of period.....................     276,125,262      345,369,945
                                         ---------------   ---------------
End of period........................... $   225,263,159   $  276,125,262
                                         ===============   ==============


See notes to financial statements.


--------------------------------------------------------------------------------
                                                  Alliance Health Care Fund o 17

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance Health Care Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing


18 o Alliance Health Care Fund
--------------------------------------------------------------------------------
service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a prorata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and


--------------------------------------------------------------------------------
                                                  Alliance Health Care Fund o 18
may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .95 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $68,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $428,041 for the six months ended December 31, 2002.

For the six months ended December 31, 2002, the Fund's expenses were reduced by $3,148 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $3,008 from the sales of Class A shares and $1,576, $265,383 and $2,704 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2002, amounted to $87,697, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund


--------------------------------------------------------------------------------
20 o Alliance Health Care Fund
that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,123,178 and $725,624 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $5,478,922 and $38,598,317, respectively, for the six months ended December 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 2002.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $42,212,535 and gross unrealized depreciation of investments was $53,220,504 resulting in net unrealized depreciation of $11,007,969, (excluding foreign currency).

Forward Exchange Currency Contracts
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2002, the Fund had no outstanding forward exchange currency contracts.


--------------------------------------------------------------------------------
                                                  Alliance Health Care Fund o 21

NOTE E
Distributable Earnings
As of June 30, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains and
other losses................................ $   (31,259,483)(a)
Unrealized appreciation (depreciation)......      (6,177,472)(b)
                                             ---------------
Total accumulated earnings (deficit)........ $   (37,436,955)
                                             ---------------

(a) On June 30, 2002, the Fund had a net capital loss carryforward of $23,985,694, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2002, the Fund deferred to July 1, 2002, post-October capital losses of $6,945,891 and currency losses of $8,452.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE F
Capital Stock
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

             ==============================  =================================
                           Shares                         Amount
             ==============================  =================================
              Six Months Ended                 Six Months Ended
             December 31, 2002    Year Ended  December 31, 2002     Year Ended
                   (unaudited) June 30, 2002        (unaudited)  June 30, 2002
--------------------------------------------------------------------------------
Class A
Shares sold            922,792      3,151,512   $  8,727,027     $34,142,202
--------------------------------------------------------------------------------
Shares converted
  from Class B          79,765        163,249        749,968       1,767,483
--------------------------------------------------------------------------------
Shares redeemed     (1,672,975)    (3,688,294)   (15,514,015)    (39,822,277)
--------------------------------------------------------------------------------
Net decrease          (670,418)      (373,533)  $ (6,037,020)    $(3,912,592)
================================================================================

Class B
Shares sold            716,281      3,334,747   $  6,601,222   $  35,563,408
--------------------------------------------------------------------------------
Shares converted
  to Class A           (81,486)      (166,167)      (749,968)     (1,767,483)
--------------------------------------------------------------------------------
Shares redeemed     (2,771,659)    (4,684,500)   (24,996,444)    (49,105,886)
--------------------------------------------------------------------------------
Net decrease        (2,136,864)    (1,515,920)  $(19,145,190)  $ (15,309,961)
================================================================================


--------------------------------------------------------------------------------
22 o Alliance Health Care Fund

             ==============================  =================================
                          Shares                          Amount
             ==============================  =================================
              Six Months Ended                 Six Months Ended
             December 31, 2002    Year Ended  December 31, 2002     Year Ended
                   (unaudited) June 30, 2002        (unaudited)  June 30, 2002
--------------------------------------------------------------------------------
Class C
Shares sold            255,216        887,358   $  2,356,644      $ 9,442,011
--------------------------------------------------------------------------------
Shares redeemed       (866,789)    (1,810,158)    (7,785,214)     (19,074,842)
--------------------------------------------------------------------------------
Net decrease          (611,573)      (922,800)  $ (5,428,570)     $(9,632,831)
================================================================================

Advisor Class
Shares sold             86,914        321,787   $    822,224      $ 3,548,405
--------------------------------------------------------------------------------
Shares redeemed        (88,296)      (231,578)      (837,988)      (2,525,056)
--------------------------------------------------------------------------------
Net increase
(decrease)              (1,382)        90,209   $    (15,764)     $ 1,023,349
================================================================================


NOTE G
Concentration of Risk
Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2002.


--------------------------------------------------------------------------------
                                                  Alliance Health Care Fund o 23

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ============================================
                                                     Class A
                                     ============================================
                                      Six Months
                                           Ended                        August 27,
                                     December 31,  Year Ended June 30,  1999(a) to
                                            2002 ----------------------   June 30,
                                      (unaudited)     2002     2001          2000
                                     ---------------------------------------------
Net asset value, beginning of period     $ 9.86     $ 11.20  $ 12.40   $ 10.00
                                     ---------------------------------------------
Income From Investment Operations
Net investment loss(b)..............       (.06)       (.12)    (.11)     (.06)(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions.............       (.63)      (1.22)   (1.00)     2.46
Net increase (decrease) in net
  asset value from operations.......       (.69)      (1.34)   (1.11)     2.40
Less: Distributions
Distributions from net realized gain
  on investment and foreign currency
  transactions......................         -0-         -0-    (.08)       -0-
Distributions in excess of net
  realized gain on investment and
  foreign currency transactions.......       -0-         -0-    (.01)       -0-
                                     ---------------------------------------------
Total distributions.................         -0-         -0-    (.09)       -0-
                                     ---------------------------------------------
Net asset value, end of period......     $ 9.17      $ 9.86  $ 11.20    $12.40
                                     =============================================
Total Return
Total investment return based on net
  asset value(d).....................     (7.00)%    (11.96)%  (9.10)%   24.00%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................   $53,340     $63,973  $76,827   $55,412

Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements....................     2.02%(e)    1.85%    1.73%     1.92%(e)
  Expenses, before waivers/
    reimbursements....................     2.02%(e)    1.85%    1.73%     1.96%(e)
  Net investment loss.................    (1.25)%(e)  (1.13)%   (.90)%    (.67)%(c)(e)
Portfolio turnover rate...............        5%          9%       8%       26%


See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o Alliance Health Care Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     ============================================
                                                       Class B
                                     ============================================
                                      Six Months
                                           Ended                        August 27,
                                     December 31,  Year Ended June 30,  1999(a) to
                                            2002 ----------------------   June 30,
                                      (unaudited)     2002     2001          2000
                                     --------------------------------------------
Net asset value, beginning of
  period ..........................      $ 9.66     $ 11.05 $  12.33  $  10.00
                                     --------------------------------------------
Income From Investment Operations
Net investment loss(b)..............       (.09)       (.20)    (.19)     (.13)(c)
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions.....       (.62)      (1.19)   (1.00)     2.46
Net increase (decrease) in net
  asset value from operations.......       (.71)      (1.39)   (1.19)     2.33
Less: Distributions
Distributions from net realized gain
  on investment and foreign currency
  transactions......................         -0-         -0-    (.08)       -0-
Distributions in excess of net
  realized gain on investment and
  foreign currency transactions.....         -0-         -0-    (.01)       -0-
                                     --------------------------------------------
Total distributions.................         -0-         -0-    (.09)       -0-
                                     --------------------------------------------
Net asset value, end of period......     $ 8.95      $ 9.66  $ 11.05    $12.33
                                     ============================================
Total Return
Total investment return based on net
  asset value(d)....................      (7.35)%    (12.58)%  (9.81)%   23.30%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $132,158    $163,340 $203,620  $144,659
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements..................       2.78%(e)    2.60%    2.46%     2.64%(e)
  Expenses, before waivers/
    reimbursements..................       2.78%(e)    2.60%    2.46%     2.67%(e)
  Net investment loss...............      (2.00)%(e)  (1.87)%  (1.63)%   (1.40)%(c)(e)
Portfolio turnover rate.............          5%          9%       8%       26%


See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                  Alliance Health Care Fund o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     ============================================
                                                       Class C
                                     ============================================
                                      Six Months
                                           Ended                        August 27,
                                     December 31,  Year Ended June 30,  1999(a) to
                                            2002 ----------------------   June 30,
                                      (unaudited)     2002     2001          2000
                                     --------------------------------------------
Net asset value, beginning of
  period ...........................     $ 9.66     $ 11.05  $ 12.33   $ 10.00
                                     --------------------------------------------
Income From Investment Operations
Net investment loss(b)..............       (.09)       (.20)    (.19)     (.12)(c)
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions......      (.62)      (1.19)   (1.00)     2.45
                                     --------------------------------------------
Net increase (decrease) in net
  asset value from operations........      (.71)      (1.39)   (1.19)     2.33
                                     --------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investment and
  foreign currency transactions......        -0-         -0-    (.08)       -0-
Distributions in excess of net
  realized gain on investment
  and foreign currency
  transactions......................         -0-         -0-    (.01)       -0-
                                     --------------------------------------------
Total distributions.................         -0-         -0-    (.09)       -0-
                                     --------------------------------------------
Net asset value, end of period......     $ 8.95      $ 9.66  $ 11.05    $12.33
                                     ============================================
Total Return
Total investment return based on net
  asset value(d)............ ........     (7.35)%     (12.58)%  (9.81)%  23.30%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................    $32,753     $41,268  $57,405   $44,582
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements..................       2.75%(e)    2.57%    2.44%     2.63%(e)
  Expenses, before waivers/
    reimbursements..................       2.75%(e)    2.57%    2.44%     2.67%(e)
  Net investment loss...............      (1.98)%(e)  (1.84)%  (1.60)%   (1.38)%(c)(e)
Portfolio turnover rate.............          5%          9%       8%       26%


See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o Alliance Health Care Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     ============================================
                                                     Advisor Class
                                     ============================================
                                      Six Months
                                           Ended                        August 27,
                                     December 31,  Year Ended June 30,  1999(a) to
                                            2002 ----------------------   June 30,
                                      (unaudited)     2002     2001          2000
                                     --------------------------------------------
Net asset value, beginning of
  period ...........................    $ 10.03     $ 11.36 $  12.54   $ 10.00
                                     --------------------------------------------
Income From Investment Operations
Net investment loss(b)..............       (.05)       (.09)    (.07)     (.03)(c)
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions......      (.64)      (1.24)   (1.02)     2.57
Net increase (decrease) in net asset
  value from operations.............       (.69)      (1.33)   (1.09)     2.54
Less: Distributions
Distributions from net realized gain on
  investment and foreign currency
  transactions......................         -0-         -0-    (.08)       -0-
Distributions in excess of net
  realized gain on investment
  and foreign currency
  transactions......................         -0-         -0-    (.01)       -0-
                                     --------------------------------------------
Total distributions.................         -0-         -0-    (.09)       -0-
                                     --------------------------------------------
Net asset value, end of period......     $ 9.34     $ 10.03  $ 11.36   $ 12.54
                                     ============================================
Total Return
Total investment return based on net
  asset value(d)....................      (6.88)%    (11.71)%  (8.84)%   25.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................     $7,012      $7,544   $7,518    $6,184
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements..................       1.72%(e)    1.57%    1.42%     1.61%(e)
  Expenses, before waivers/
    reimbursements..................       1.72%(e)    1.57%    1.42%     1.65%(e)
  Net investment loss...............       (.95)%(e)   (.83)%   (.59)%    (.36)%(c)(e)
Portfolio turnover rate.............          5%          9%       8%       26%


(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Annualized.

--------------------------------------------------------------------------------
                                                  Alliance Health Care Fund o 27

GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization
The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings
Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a fund's or an investor's investments.

share
A unit which represents ownership in a mutual fund or stock.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


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28 o Alliance Health Care Fund


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Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.

                                                  Alliance Health Care Fund o 29
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Alliance Capital At Your Service


At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  Alliance Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The Alliance Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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30 o Alliance Health Care Fund


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BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Norman M. Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Russel Brody, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


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                                                  Alliance Health Care Fund o 31


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ALLIANCE CAPITAL FAMILY OF FUNDS


U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance
   Americas Government Income Trust on March 1, 2002. *** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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





Alliance Health Care Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

AllianceCapital [LOGO](R)
R These registered service marks used under license from the owner, Alliance Capital Management L.P.

HCFSR1202